JONES LANG LASALLE®

Real value in a changing world

Supplemental Information Fourth Quarter Earnings Call 2010 Exhibit 99.2

Market & Financial Overview

Americas
EMEA
Asia Pacific
Capital Values
As of Q4 2010
The Jones Lang LaSalle Property Clocks
SM
Beijing, Hong Kong
Moscow
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
New York, Paris, San Francisco
Sao Paulo, Seoul, Sydney
London
Shanghai
Detroit
Singapore
Brussels, Chicago, Milan
Mumbai, Tokyo
Amsterdam, Toronto
Dallas
Q4 2009
Washington DC
Berlin, Stockholm
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Hong Kong,
London,
Sao Paulo
Washington DC
Shanghai
Dallas,
Mumbai, Seoul
Sydney, Tokyo
Singapore
Brussels
Moscow
Berlin, Paris, Stockholm
Amsterdam,
Milan
New York
San Francisco
Chicago, Toronto
Detroit
Beijing
Q4 2010

Leasing Market Fundamentals
Q4 2010
As of Q4 2010
The Jones Lang LaSalle Property Clocks
SM
Shanghai
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Hong Kong, London,
Sao Paulo, Sydney
Stockholm, Singapore
Chicago
Mumbai
Amsterdam, Brussels,
Seoul
Toronto
Tokyo
Q4 2009
Dallas, Milan,
San Francisco
Beijing, Moscow
Berlin, Paris,
Washington DC
Detroit
New York
Americas
EMEA
Asia Pacific
Hong Kong
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Paris, Tokyo
Shanghai, Sydney
Chicago,
Seoul
Amsterdam, New York
Berlin, Mumbai, San Francisco
London
Brussels
Toronto
Moscow, Stockholm
Detroit
Dallas
Sao Paulo
Beijing
Milan
Singapore,
Washington DC

2010 Accomplishments and Trends
Consolidated

–
Full-year revenue of more than $2.9 billion
–
Adjusted operating income margin of 9.1%, adjusted EBITDA margin of 11.5%
–
Leasing revenue increased 28%
–
Strong Capital Markets & Hotels
revenue growth
–
2010 high-impact hires provide
momentum into 2011
–
Larger markets 9-12 months into
cyclical recovery
–
Improved productivity in
transactional businesses
–
Retail, Corporate Solutions,
Tetris provide improved revenue
opportunities
–
Both US and Regional multi-
national corporate wins
–
More than 50M sf added to
Property Management annuity
base
–
Second-best capital raising
year in LaSalle history: $5B
–
Nearly $3.2B capital invested
–
Focused on performance
Americas
EMEA
Asia Pacific
LaSalle
Balance Sheet
–
$250M of net debt repayment in the year
–
Maintained the firm’s investment-grade ratings

Q4 Selected Business Wins and Expansions

–
AT&T Mobility – 2,300 sites
–
Beaumont Hospitals, Detroit – 8.5M sf
–
SAIC – 10M sf
–
353 N. Clark, Chicago – $400M
–
300 S. Riverside, Chicago – $120M
–
Navistar, Chicago – $33M / 1.2M sf
–
The Northern Trust Company, Chicago –
207K sf
–
Healthfirst, New York – 172M sf
–
Interpublic Group – 3M sf
–
Vasakronen, Stockholm – €483M
–
Norges, Regent Street, London – £452M
–
Espace Saint-Quentin, Paris – €172M
–
Hotel de Crillon, Paris
–
Le Richmonde, Geneva  – $161M
–
The Shard, London – 595K sf
–
Soyak Tower, Instanbul – 538K sf
–
Publicis, Dusseldorf – 129K sf
–
Standard Chartered Bank – 16M sf
–
Alcatel Lucent – 6M sf
–
Colonial First State Property, Australia –
$229M
–
Procter & Gamble, Shanghai – 7.5M sf
–
Dusit Thani Phuket, Thailand – $85M
–
Orchard Funds Management, Australia –
4.3M sf
–
Supertech Emerald, India – 1M sf
–
Dow Chemical, Shanghai – 290K sf
Americas
EMEA
Asia Pacific

Financial Information

$643.7
$728.8
2009 2010

FY 2010 Revenue Performance
Note: Equity losses of $58.9M and $11.4M in 2009 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
($ in millions; % change in local currency )
Americas EMEA Asia Pacific
$1,031.6
$1,261.5
2009 2010
$538.9
$678.5
2009 2010
$245.4
$207.6
2009 2010
Consolidated
$2,480.7
$2,925.6
2009 2010
LIM
17% 17% 16%
17%
22%

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Jones Lang LaSalle

Asia Pacific

FY 2010 Real Estate Services Revenue
($ in millions; % change in local currency over FY 2009)
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$637.9
$84.1
$269.4
$158.9
$110.9
$1,261.2
28%
120%
19%
1%
1%
22%
$202.6
$141.2
$142.9
$115.0
$127.2
$728.9
22%
37%
8%
11%
7%
17%
$159.4
$80.4
$303.7
$63.5
$71.4
$678.4
34%
25%
6%
35%
11%
17%
$999.9
$305.7
$716.0
$337.4
$309.5
$2,668.5
27%
51%
11%
9%
5%
18%
Total RES
Revenue
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).

Q4 2010 Revenue Performance
Note: Equity losses of $2.6M and $0.4M in 2009 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
Americas EMEA Asia Pacific
$344.7
$428.5
2009 2010
$225.9
$237.4
2009 2010
$178.3
$223.2
2009 2010
$66.8
$63.5
2009 2010
Consolidated
$815.1
$956.3
2009 2010
($ in millions; % change in local currency )
LIM
24% 11% 18% 4%
18%

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Jones Lang LaSalle

Asia Pacific

Q4 2010 Real Estate Services Revenue
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$228.3
$35.1
$86.1
$48.1
$30.9
$428.5
30%
156%
8%
11%
2%
24%
$69.3
$52.0
$40.7
$32.2
$43.2
$237.4
4%
41%
3%
0%
13%
10%
$62.4
$28.5
$89.4
$18.8
$24.0
$223.1
36%
7%
13%
41%
20%
18%
$360.0
$115.6
$216.2
$99.1
$98.1
$889.0
25%
50%
7%
11%
18%
Total RES
Revenue
7%
($ in millions; % change in local currency over Q4 2009)
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).

Separate Accounts $17.3
Fund Management $15.3
Public Securities $8.7

Jones Lang LaSalle

•
$5 billion of net new capital raised, 2 best year in LaSalle history
•
More than $3 billion invested worldwide in 2010
•
Healthy margins generated from Advisory Fees
A premier global investment manager
LaSalle Investment Management
2010 Highlights
Product
Assets Under
Management
($ in billions)
Average
Performance
Private Equity
U.K. $11.3 Above benchmark
Continental Europe $4.2 Return: +1x equity
North America $9.8 Above benchmark
Asia Pacific $7.3 Return: +1x equity
Public Securities $8.7 Above benchmark
Total Q4 2010 AUM $41.3 B AUM by Fund type
Note: AUM data reported on a one-quarter lag
($ in billions)

nd

Solid Cash Flows and Balance Sheet Position
•
Strong cash from earnings growth
•
Net debt repayment of $250 million
•
Paid first deferred Staubach obligation
of $76 million
(2)
•
Renewed and extended credit facility
-
Capacity increased to $1.1 billion,
previously $840 million
-
Maturity extended to September 2015
•
Investment grade ratings affirmed:
Standard & Poor’s:
BBB- (Outlook: Stable)
Moody’s Investor Services:
Baa2 (Outlook: Stable)
Cash Flows
FY 2010 FY 2009
Cash from Earnings $316 $244
Working Capital 68          7
Cash from Operations $384 $251
Primary Uses
Capital Expenses
(1)
(48) (44)
Acquisitions & Deferred Payment Obligations (130) (27)
Co-Investment (19) (39)
Dividends (9) (8)
Net Cash Outflows ($206) ($118)
Net Share Activity & Other Financing (23) 201
Net Bank Debt  (Borrowings) / Repayments $155 $334
Balance Sheet
FY 2010 FY 2009
Cash $252 $69
Short Term Borrowings 28              23
Credit Facility 198 175
Net Bank Debt ($26) $129
Deferred Business Obligations 299           394
Total Net Debt $273 $523
($ in millions)
(1)
YTD Capital Expenditures for 2010 and 2009 net of tenant improvement allowances received were $46 million and $36 million, respectively
(2)
$78 million due less $2 million deferred in accordance with the merger agreement
2010 Highlights

Appendix

FY 2010 Adjusted EBITDA
*
Performance
Americas EMEA Asia Pacific
$133.8
$183.9
2009 2010
$14.1 $38.3
2009 2010
$44.3
$62.4
2009 2010
$53.0
$47.4
2009 2010
Consolidated
$238.6
$336.7
2009 2010
($ in millions)
LIM
* Refer to slide 18 for Reconciliation of GAAP Net Income (Loss) to EBITDA and adjusted EBITDA for the twelve months ended December 31, 2010, and 2009, for details relative to these adjusted  EBITDA calculations.  Segment adjusted EBITDA is calculated by adding the segment’s Depreciation and amortization and non-cash co-investment charges to its reported Operating income (loss), which excludes Restructuring charges.  Consolidated adjusted EBITDA is the sum of the adjusted EBITDA of the four segments less net income attributable to non-controlling interests and dividends on unvested common stock.

Q4 2010 Adjusted EBITDA
*
Performance
Americas EMEA Asia Pacific LIM
$52.2
$78.7
2009 2010
$23.5
$25.6
2009 2010
$28.9 $28.7
2009 2010
$7.9
$10.4
2009 2010
Consolidated
$112.1
$143.1
2009 2010
($ in millions)
* Refer to slide 18 for Reconciliation of GAAP Net Income (Loss) to EBITDA and adjusted EBITDA for the three months ended December 31, 2010, and 2009, for details relative to these adjusted  EBITDA calculations.  Segment adjusted EBITDA is calculated by adding the segment’s Depreciation and amortization and non-cash co-investment charges to its reported Operating income (loss), which excludes Restructuring charges.  Consolidated adjusted EBITDA is the sum of the adjusted EBITDA of the four segments less net income attributable to non-controlling interests and dividends on unvested common stock.

($ in millions)
Reconciliation of GAAP Net Income (Loss) to
Adjusted Net Income
Note: Basic shares outstanding are used in the calculation of GAAP EPS for the twelve months ending December 31, 2009, as the use of dilutive shares outstanding would cause that EPS calculation to be anti-dilutive.
2010 2009 2010 2009
GAAP net income (loss) 84.4 $       52.0 $       153.5 $      (4.1) $
Shares (in 000's) 44,235 43,671 44,084 38,543
GAAP earnings (loss) per share 1.91 $       1.19 $       3.48 $       (0.11) $
GAAP net income (loss) 84.4 $       52.0 $       153.5 $      (4.1) $
Restructuring, net of tax 0.7 8.1 4.9 35.6
Non-cash co-investment charges, net of tax 0.7            2.8 7.9 38.5
Adjusted net income 85.8 $       62.9 $       166.3 $      70.0 $
Shares (in 000's) 44,235 43,671 44,084 40,106
Adjusted earnings per share 1.94 $       1.44 $       3.77 $       1.75 $
Three Months Ended
December 31,
Twelve Months Ended
December 31,

($ in millions)
Reconciliation of GAAP Net Income (Loss) to
EBITDA and Adjusted EBITDA
2010 2009 2010 2009
Net income (loss) 84.4 $       52.0 $       153.5 $      (4.1) $
Interest expense, net of interest income 10.1          11.5          45.8          55.0
Provision (benefit) for income taxes 28.2          15.5          49.0          5.7
Depreciation and amortization 18.6          18.7          71.6          83.3
EBITDA 141.3 $      97.7 $       319.9 $      139.9 $
Non-cash co-investment charges 0.9            3.6            10.4          51.3
Restructuring 0.9            10.8          6.4            47.4
Adjusted EBITDA 143.1 $      112.1 $      336.7 $      238.6 $
Three Months Ended
December 31, December 31,
Twelve Months Ended